EXHIBIT 99.2

Third Quarter Results Fiscal Year 2005 April 21, 2005

Safe Harbor This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward-looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company's prior filings with the Securities and Exchange Commission, including the most recent Form 10-Q under the caption "Risks Related to our Business". ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

Jeff Rich, CEO Third Quarter Results Overview

Q3 FY05 Overview Q3FY04 Q3FY05 East 1009 1063 Q3FY04 Q3FY05 East 0.7 0.81 $1,009 $1,063 Revenue ($ in millions) $0.70 (2) Diluted EPS Slide #1 6% (1) 16% $0.81 (3) (1) Percentage growth calculation excludes divestitures (2) Excludes divestiture related gain of $0.02 per share in Q3 FY04 (3) Excludes Federal divestiture tax benefit of $0.07 per share in Q3 FY05

Q3 FY05 Overview YTD FY04 YTD FY05 YTD FY04 YTD FY05 East 358 472 168 272 $168(2) $272 Nine Month YTD Cash Flow ($ in millions) Operating Margins Q3FY04 Q3FY05 East 0.147 0.156 14.7% (1) 15.6% Slide #2 (1) Excludes divestiture related gain in Q3 FY04 (2) Excludes an $88 million divestiture tax payment in Q3 FY04 $472 $358(2) OCF FCF

New Business Signings-Third Quarter BPO IT Outsourcing 124 6 Slide #3 Annualized Recurring Revenue Commercial Government 94 36 Comments: Segment mix: 72% Commercial, 28% Government Service line mix: 95% BPO, 5% ITO Total contract value > $500M $94M $36M $124M $6M

New Business Signings-Year-to-Date Slide #4 BPO IT Outsourcing 384 100 Annualized Recurring Revenue Commercial Government 325 159 Comments: Segment mix: 67% Commercial, 33% Government Service line mix: 79% BPO, 21% ITO Trailing 12 month signings growth: 20% Total contract value > $2.1B $325M $159M $384M $100M

Mellon HR Acquisition Update Slide #5 Transaction Rationale Robust HRO market Completes HR service offering; adds total benefits outsourcing plus consulting & transformation expertise in retirement, health & welfare and compensation Cross-selling opportunities with Fortune 100 Business optimization opportunities Accretive on a prospective basis Update Positive feedback from clients and employees Transition plans are in place Expected closing June 2005

Summary Slide #6 Solid operating metrics Record operating margins Strong cash flow Addressing revenue growth

Mark King, President & COO Operational Overview

Government Segment - Highlights ($ in millions) Q3FY04 Q3FY05 East 548 525 Slide #7 Comments: Revenue Operating Margin Q3FY04 Q3FY05 East 0.164 0.19 $548 $525 16.4%(1) 19.0% (4%) Internal revenue growth - negative 4% Non-recurring revenue reduction Below average bookings and pipeline persist Continued margin acceleration Increased 100 basis points sequentially Includes: HIPAA $14M Georgia Dev. $8M (1) Excludes divestiture related gain in Q3 FY04

Commercial Segment - Highlights ($ in millions) Slide #8 Q3FY04 Q3FY05 East 461 538 Revenue Operating Margin Q3FY04 Q3FY05 East 0.158 0.149 $461M $538M 15.8% 14.9% Comments: Revenue growth Total: 17% Internal: 9%, in-line sequentially Margins down 90 basis points versus prior year due primarily to migration costs Margins up 30 basis points on sequential basis Strong sales pipeline 17% Includes: Gateway $14M Roadway $9M

Trailing Twelve Month Bookings Growth 6/1/2003 9/1/2003 12/1/2003 3/1/2004 6/1/2004 9/1/2004 12/1/2004 3/1/2005 East 644.6 589.8 509.7 500.6 540.2 596.2 681.6 666.4 Slide #9 Sept. 2003 Dec. 2003 Mar. 2004 Jun. 2004 Sept. 2004 Dec. 2004 Mar. 2005 East 0.5 0.05 -0.1 -0.08 -0.08 0.21 0.2 Note: Trailing twelve month bookings growth is calculated at a point in time as the previous twelve months' annual bookings divided by the prior year's previous twelve months' annual bookings and excludes the fiscal year 2004 divestitures.

Growth Opportunities Pipeline > $1.2 billion IT outsourcing HR outsourcing Healthcare Expanding European operations Slide #10

Warren Edwards, CFO Financial Overview

Q3 FY05 Income Statement ($ in millions, except EPS) Slide #11 Reported Q3 FY05 Adjusted Q3 FY05 (1) Adjusted Q3 FY04 (2) Revenues $ 1,063 $ 1,063 $ 1,009 Total operating expenses 897 897 860 Operating income 166 166 149 % of revenue 15.6% 15.6% 14.7% Pretax profit 163 163 145 % of revenue 15.3% 15.3% 14.4% Income tax expense 48 57 49 Net income $ 115 $ 105 $ 96 Diluted EPS $ 0.88 $ 0.81 $ 0.70 Differences in schedules due to rounding (1) Excludes divestiture tax benefits (2) Excludes the Hanscom divestiture gain

Condensed Balance Sheet ($ in millions) Slide #12 March 31, 2005 Dec. 31, 2004 Accounts receivable $ 907 $ 845 Cash & other current assets 164 138 PP&E / software 602 562 Other intangibles 312 296 Goodwill 2,129 2,040 Other 94 84 Total assets $ 4,208 $ 3,965 Accrued compensation $ 111 $ 84 Other current liabilities 522 483 Current liabilities 633 567 Long-term debt 391 255 Long-term liabilities 348 327 Total liabilities 1,372 1,149 Equity 2,836 2,816 Total liabilities & equity $ 4,208 $ 3,965

Cash Flow Metrics ($ in millions) Slide #13 Q3 FY05 Q3 FY04(1) 9 Mos. YTD Mar. 31, 2005 9 Mos. YTD Mar. 31, 2004(1) Net Income $ 115 $ 100 $ 305 $ 440 Add Back Depr./Amort. 58 48 168 132 Less: Net Gain on Sale - - - (185) Other Changes - (2) (1) (29) Operating Cash Flow $ 173 $ 146 $ 472 $ 358 % of Revenue 16.2% 14.5% 15.0% 11.7% Capital Expenditures/Intangibles $ 68 $ 82 $ 200 $ 190 % of Revenue 6.4% 8.1% 6.4% 6.2% Free Cash Flow $ 105 $ 65 $ 272 $ 168 % of Revenue 9.8% 6.4% 8.7% 5.5% Differences in schedules due to rounding (1) Excludes the impact of the $88M divestiture tax payment in Q3FY04.

Guidance - FY05 ($ in millions, except EPS amounts) FY05 FY05 Low High Revenue (1) $ 4,320 $ 4,350 Diluted EPS (2) $ 3.11 $ 3.13 Proforma diluted EPS incl. stock option expense (2) $ 2.95 $ 2.97 Slide #14 (1) Assumes Mellon HR acquisition closes in June 2005. (2) Excludes the third quarter $0.07 per share divestiture tax benefit.

Guidance FY06 Total revenue growth: > 20% (1) Internal growth: high single digit to mid-teens EPS range: $3.30 to $3.55 (1) Includes stock option expense dilution of 5% to 6% Growth: 12% to 20% Slide #15 (1) Includes all completed acquisitions and assumes Mellon HR acquisition closes in the June 2005 quarter.

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